UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2019

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2019, Sorrento Therapeutics, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved the Sorrento Therapeutics, Inc. 2019 Stock Incentive Plan (the “2019 Plan”).

The 2019 Plan had been previously approved, subject to stockholder approval, by the Compensation Committee of the Company’s Board of Directors. A summary of the 2019 Plan was included in the Company’s definitive proxy statement for the Meeting filed with the Securities and Exchange Commission on August 14, 2019 (the “Proxy Statement”). Such summary is qualified in its entirety by reference to the full text of the 2019 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 20, 2019, the Company held the Meeting. At the Meeting, a total of 91,072,923 shares, or 69.5% of the Company’s common stock issued and outstanding as of the record date, were represented in person or by proxy.

At the Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Proxy Statement.

Set forth below is a brief description of each matter voted upon at the Meeting and the voting results with respect to each matter.

Proposal No. 1: To elect the following nominees as directors to serve until the Company’s 2020 Annual Meeting of Stockholders.

Nominee	For	Withhold	Broker Non-Votes
Henry Ji, Ph.D.	62,235,163	957,343	27,880,417
Dorman Followwill	60,868,988	2,323,518	27,880,417
Kim D. Janda, Ph.D.	60,413,004	2,779,502	27,880,417
David Lemus	61,062,093	2,130,413	27,880,417
Jaisim Shah	60,850,154	2,342,352	27,880,417
Yue Alexander Wu, Ph.D.	61,039,041	2,153,465	27,880,417

Proposal No. 2: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019.

For	Against	Abstentions	Broker Non-Votes
88,769,681	1,469,070	834,172	0

Proposal No. 3: To approve the Sorrento Therapeutics, Inc. 2019 Stock Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
55,482,785	7,461,239	248,482	27,880,417

Proposal No. 4: To approve the compensation of Dr. Henry Ji as Executive Chairperson of Scilex Holding Company.

For	Against	Abstentions	Broker Non-Votes
53,048,373	9,887,195	256,937	27,880,418

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Sorrento Therapeutics, Inc. 2019 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: September 23, 2019	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: President and Chief Executive Officer